Exhibit 10.5
Execution Copy

RECEIVABLES PURCHASE AGREEMENT

between

BMW BANK OF NORTH AMERICA,
as Seller,

and

BMW FS SECURITIES LLC,
as Depositor

Dated as of October 1, 2013

i

SCHEDULES

SCHEDULE I          Schedule of Receivables
SCHEDULE II         Location of Receivable Files
SCHEDULE III        Perfection Representations, Warranties and Covenants

ii

THIS RECEIVABLES PURCHASE AGREEMENT dated as of October 1, 2013, is between BMW BANK OF NORTH AMERICA, a Utah corporation (the “Seller”), and BMW FS SECURITIES LLC, a Delaware limited liability company, as depositor (the “Depositor”).

RECITALS

WHEREAS, in the regular course of its business, the Seller has purchased certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks and motorcycles from certain motor vehicle dealers;

WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such contracts are to be sold by the Seller to the Depositor; and

WHEREAS, the Depositor intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such contracts to BMW Vehicle Owner Trust 2013-A (the “Issuer”) pursuant to a Sale and Servicing Agreement dated as of October 1, 2013 (the “Sale and Servicing Agreement”), by and among the Issuer, the Depositor, the Sponsor, the Servicer, the Administrator and the Custodian, and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and the Issuer intends to pledge all of its right, title and interest in and to such contracts to the Indenture Trustee pursuant to the Indenture dated as of October 1, 2013 (the “Indenture”), by and between the Issuer and the Indenture Trustee.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Terms not defined in this Agreement shall have the meanings assigned thereto in the Sale and Servicing Agreement, the Underwriting Agreement or the Indenture, as the case may be.  As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“Act” shall have the meaning specified in Section 3.01(h).

“Agreement” shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

“BMW FS” shall mean BMW Financial Services NA, LLC.

“BMW FS Receivables Purchase Agreement” shall mean the Receivables Purchase Agreement, dated as of October 1, 2013, between BMW FS, as seller, and the Depositor.

“Conveyed Assets” shall have the meaning set forth in Section 2.01.

“Depositor” shall mean BMW FS Securities LLC, a Delaware limited liability company, and its successors and assigns.

“Final Prospectus” shall have the meaning set forth in the Underwriting Agreement.

“Indenture” shall have the meaning set forth in the recitals.

“Issuer” shall have the meaning set forth in the recitals.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on such Financed Vehicle is recorded on the original certificate of title.  In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” shall mean only a certificate or notification issued to a secured party.

“Preliminary Prospectus” shall have the meaning set forth in the Underwriting Agreement.

“Purchase Price” shall have the meaning set forth in Section 2.01.

“Receivable” shall mean any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche).

“Registrar of Titles” means with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Registration Statement” means Registration Statement No. 333-182371 filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on August 17, 2012.

“Rules and Regulations” shall have the meaning specified in Section 3.01(i).

“Sale and Servicing Agreement” shall have the meaning set forth in the recitals.

“Schedule of Receivables” shall mean the list of Receivables annexed hereto as Schedule I (which Schedule may be in the form of microfiche).

“Seller” shall mean BMW Bank of North America, and its successors and assigns.

“Transfer Date” shall mean the Closing Date.

“Transfer Taxes” shall have the meaning specified in Section 3.02(b)(xlii).

“Underwriters” means each of Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Mizuho Securities USA Inc. and RBS Securities Inc.

“Underwriting Agreement” means the Underwriting Agreement, dated October 29, 2013, among BMW FS, the Depositor and Credit Suisse Securities (USA) LLC, on behalf of itself and as representative of the Underwriters, relating to BMW Vehicle Owner Trust 2013-A.

ARTICLE II

CONVEYANCE OF RECEIVABLES

SECTION 2.01  Conveyance of Receivables.

(a)      In consideration of the Depositor’s delivery to or upon the order of the Seller on the Closing Date of $94,513,211.25 and a Certificate representing a Certificate Percentage Interest equal to 12.6573207713366%, representing a total purchase price of $99,999,413.86 (collectively, the “Purchase Price”), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller herein) all right, title, and interest of the Seller in and to the following assets and property whether now owned or existing or hereafter acquired or arising:

(i)            the Receivables and all moneys received thereon after the close of business on September 30, 2013;

(ii)            the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(iii)            any Liquidation Proceeds and Recoveries and any other proceeds with respect to the Receivables from claims on any theft, physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor’s single interest or other collateral protection insurance policy;

(iv)            any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller;

(v)            all documents and other items contained in the Receivable Files;

(vi)            all proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and

(vii)      the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (vi) above, the “Conveyed Assets”).

(b)      For all non-tax purposes, the Seller and the Depositor intend that the transfer of assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor, rather than the mere granting of a security interest to secure a borrowing.  In the event, however, that such transfer is deemed not to be a sale but to be a grant of a mere security interest to secure a borrowing, the Seller shall be deemed to have hereby granted, and does hereby grant, to the Depositor a first priority security interest in all right, title and interest of the Seller in and to the Conveyed Assets, whether now owned or existing or hereafter acquired or arising, and all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker’s acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, which security interest shall be perfected, to secure a debt in the amount equal to the Purchase Price (less payments of principal previously received in respect of the Receivables) plus interest at a rate equal to the weighted average of the interest rates payable on the Receivables.  Pursuant to the Sale and Servicing Agreement and Section 6.04 hereof, the Depositor may sell, transfer and assign to the Issuer (i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor’s rights against the Seller under this Agreement and (iii) all proceeds thereof.  Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller.  The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.  Because (i) the Depositor intends to convey all of its right, title and interest in and to the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, (ii) the Issuer intends to pledge all of its right, title and interest in and to the Receivables to the Indenture Trustee pursuant to the Indenture, (iii) the Seller intends that the transfer of Receivables pursuant to this Agreement be a sale of the ownership interest in such Receivables to the Depositor, and (iv) the parties intend that the Indenture Trustee have a direct security interest in the Receivables, if the transfer of the Receivables pursuant to this Agreement is deemed to be a grant of a security interest to secure a borrowing, the foregoing grant by the Seller of a security interest in the Receivables to secure a debt in the amount of the debt described above shall be deemed to be, and the Seller hereby grants, a direct security interest in the Receivables to the Indenture Trustee for the benefit of the Noteholders to secure the debt described above.

SECTION 2.02  The Closing.  The sale and purchase of the Receivables shall take place at a closing at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 on the Closing Date, simultaneously with the closing under (a) the Sale and Servicing Agreement, (b) the Indenture, (c) the BMW FS Receivables Purchase Agreement and (d) the Trust Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01  Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Transfer Date:

(a)      Organization and Good Standing.  The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of

Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(b)      Due Qualification.  The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions, including a license pursuant to the Pennsylvania Motor Vehicle Sales Finance Act and the Maryland Code Financial Institutions, Title 11, Subtitle 4, where the failure to do so would materially and adversely affect the Depositor’s ability to acquire the Receivables or the validity or enforceability of the Receivables.

(c)      Power and Authority.  The Depositor has the limited liability company power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary limited liability company action.

(d)      Binding Obligation.  This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

(e)      No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement or certificate of formation of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or violate any law, rules or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

(f)      No Proceedings.  There are no proceedings or investigations pending or, to the Depositor’s knowledge, threatened against the Depositor before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Depositor is a party.

(g)      No Consents.  The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

(h)      The Depositor, and the Securities being offered in connection with the transactions described in this Agreement and the Basic Documents, meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and the Depositor has filed with the Commission the Registration Statement on such Form, including a related base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Securities.

(i)      On the date of this Agreement, the Registration Statement will comply in all material respects with the applicable requirements of the Act, and the respective rules and regulations of the Commission thereunder (the “Rules and Regulations”).

(j)      On the date of this Agreement, the Depositor is not aware of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose.

SECTION 3.02  Representations and Warranties of the Seller.

(a)      The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

(i)            Organization and Good Standing.  The Seller has been duly  organized and is validly existing as a corporation under the laws of the State of Utah, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(ii)            Due Qualification.  The Seller is duly authorized to transact business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all  jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller and its subsidiaries, considered as one enterprise.

(iii)            Power and Authority; Binding Obligation.  The Seller has the  power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a  party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party.  When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a  party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

(iv)            No Violation.  The execution, delivery and performance by the  Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing  state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the charter or bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller’s properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

(v)            No Proceedings.  There are no proceedings or investigations pending or, to the Seller’s knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this  Agreement or any other Basic Document.

(vi)            Chief Executive Office and Principal Place of Business.  The chief executive office and the principal place of business of the Seller for the previous five years is 2735 East Parleys Way, Suite 301, Salt Lake City, Utah 84109.

(vii)      No Consents.  The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

(viii)      No Notice.  The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

(ix)            Bulk Transfer.  The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(x)            Seller Information.  No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

(xi)            Ordinary Course.  The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller’s business.

(xii)      Solvency.  The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

(xiii)      Legal Compliance.  The Seller is not in violation of, and the execution and delivery of this Agreement and the other Basic Documents to which the Seller is a party by it and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller’s condition (financial or otherwise) or operations or any of the Seller’s properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

(xiv)      Creditors.  The Seller is not selling the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

(b)      The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee.  Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture and with respect to the representations and warranties set forth in paragraphs (lii) through (lviii) below, shall be non-waivable.

(i)            Characteristics of Receivables.  Each Receivable (A) was originated in the United States of America by a Dealer located in the United States of America for the retail sale of a Financed Vehicle in the ordinary course of such Dealer’s business in accordance with the Seller’s credit policies as of the date of origination of the related Receivable, is payable in

United States dollars, has been fully and properly executed or electronically authenticated by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement and has been validly assigned by such Dealer to the Seller, which has validly assigned the same to the Seller, except that certain Receivables originated through the “Lease to Loan” program were not originated by Dealers, but directly by the Seller and to the best of the Seller’s knowledge was so originated or sold without fraud or misrepresentation on the part of such Dealer in either case, (B) has created a valid, subsisting and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller to the Depositor, and by the Depositor to the Issuer, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be different from the level scheduled payments) that fully amortize the Amount Financed by maturity and yield interest at the APR and (E) amortizes using the Simple Interest Method.

(ii)            Compliance with Law.  Each Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made, and at the time of execution of this Agreement complies, in all material respects with all requirements of applicable federal, state and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z,” the Servicemembers Civil Relief Act, as amended (the “Relief Act”), the Military Reservist Relief Act of 1991, as amended, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws applicable to such Receivable.

(iii)            Binding Obligation.  Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Transfer Date of the Relief Act or the Military Reservist Relief Act of 1991, as amended.

(iv)            No Government Obligor.  No Receivable is due from the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

(v)            Obligor Bankruptcy.  To the best of the Seller’s knowledge, as of the Cutoff Date with respect to the Receivables, no Obligor is or has been, since the origination of the related Receivable, the subject of a bankruptcy proceeding.

(vi)            Schedule of Receivables.  The information set forth in Schedule I to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date.

(vii)      Marking Records.  By the Transfer Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that such Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

(viii)      Computer Tape.  The computer tape regarding the Receivables made available by the Seller to the Depositor is complete and accurate in all material respects as of the Cutoff Date.

(ix)            No Adverse Selection.  No selection procedures (other than those specified herein) believed by the Seller to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables.

(x)            [Reserved.]

(xi)            One Original.  With respect to any Receivable constituting “electronic chattel paper”, there is only one “authoritative copy” of the Receivable and with respect to any Receivable constituting “tangible chattel paper”, there is no more than one original executed copy of such Receivable and none of the “instruments”, “tangible chattel paper” or “electronic chattel paper” that constitute or evidence the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than to the Depositor, the Issuer or the Indenture Trustee.  All quoted terms are used as such term is used in the UCC.

(xii)      Receivables in Force.  No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part.  None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File.  No Receivable has been modified as a result of the application of the Relief Act or the Military Reservist Relief Act of 1991, as amended.

(xiii)      Lawful Assignment.  No Receivable has been originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or the Sale and Servicing Agreement or the pledge of such Receivable under the Indenture.

(xiv)      Title.  It is the intention of the Seller that the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor’s estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law.  Immediately prior to the Closing Date, no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement (or by the Depositor to any other Person other than to the Issuer pursuant to the Sale and Servicing Agreement).  Immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee pursuant to the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

(xv)      Security Interest in Financed Vehicle.  Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable is secured by a first priority perfected security interest in the related Financed Vehicle in favor of the Seller, as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the Seller, as secured party.  The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show the Seller named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle.  With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence that such Lien Certificate showing the Seller as first lienholder has been applied for.  Each Dealer’s security interest in any Receivable originated by such Dealer has been validly assigned by the Dealer to the Seller, which has validly assigned it to the

Seller.  The Seller’s security interest has been validly assigned to the Depositor pursuant to this Agreement.  The Seller has the legal right to repossess or recover by legal process the Financed Vehicle in its name.

(xvi)      All Filings Made.  All filings (including UCC filings) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Conveyed Assets and the Indenture Trustee a first priority perfected security interest in the Conveyed Assets have been made or will be made on the Closing Date.

(xvii)      No Defenses.  No Receivable is subject to any right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

(xviii)      No Default.  There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 29 days) as of the Cutoff Date, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.  On or prior to the Transfer Date, no Financed Vehicle has been repossessed.

(xix)      Insurance.  The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering each Financed Vehicle and, under the terms of the related Receivable, the Obligor is required to maintain such insurance.

(xx)      Final Scheduled Maturity Date.  No Receivable has a final scheduled payment date later than the last day of the Collection Period immediately preceding the Class A-4 Final Scheduled Payment Date.

(xxi)      Certain Characteristics of the Receivables.  As of the Cutoff Date, (A) each Receivable had an original maturity of not less than 16 or more than 72 months and (B) no Receivable was more than 29 days past due.

(xxii)      No Foreign Obligor.  All of the Receivables are due from Obligors with billing addresses within the United States of America, its territories and possessions.

(xxiii)      No Deferments.  The number or timing of scheduled payments has not been changed on any Receivable on or before the Closing

Date, except as reflected on the computer tape delivered in connection with the sale of the Receivables.

(xxiv)      Scheduled Payments.  Each Receivable had a first scheduled payment due on or prior to 45 calendar days after the origination date thereof.  Each Obligor has been instructed to make all scheduled payments to the Servicer.  To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the Contract.

(xxv)      Receivable Files Complete.  There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (A) a fully executed or electronically authenticated original of the Receivable, (B) the original Lien Certificate or application therefor together with such other documents that the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle, and (C) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.  Each of such documents that is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces.  All blanks on any form described in clauses (A), (B) and (C) of this paragraph have been properly filled in and each form has otherwise been correctly prepared in all material respects.  Notwithstanding the above, the complete Receivable File for each Receivable, (x) shall fulfill the documentation requirements of the Seller’s credit policies as in effect on the date of origination of such Receivable and (y) is in possession of the Servicer and/or Custodian, as applicable, at the location set forth on Schedule II hereto (except that, in the case of any Receivable constituting “electronic chattel paper”, the “authoritative copy” (as such term is used in Section 9-105 of the UCC) of such Receivable shall be maintained by the Servicer in a computer system such that the Servicer maintains “control” (as such term is used in Section 9-105 of the UCC) over such authoritative copy on the Transfer Date.  The blanket power of attorney granted to the Indenture Trustee and the original Lien Certificate are the only documents necessary to permit the Indenture Trustee to submit the Lien Certificate for each Financed Vehicle for retitling in the name of the Indenture Trustee as secured party in the event such retitling were required or otherwise permitted under the Basic Documents.

(xxvi)      Receivables Not Assumable.  No Receivable is assumable by another person in a manner which would release the Obligor thereof from such Obligor’s obligations to the Seller with respect to such Receivable.

(xxvii)      Tax Liens.  To the best of the Seller’s knowledge, there is no Lien against any Financed Vehicle for delinquent taxes.

(xxviii)      No Impairment.  The Seller has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

(xxix)      Servicing.  Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller’s policies and procedures which are consistent with customary, prudent industry standards.

(xxx)      No Liens.  No Liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

(xxxi)      [Reserved.]

(xxxii)      Remaining Term.  As of the Cutoff Date, each Receivable has a remaining term of at least 3 months and no more than 72 months.

(xxxiii)      [Reserved.]

(xxxiv)      Remaining Balance.  As of the Cutoff Date, each Receivable has a remaining balance of at least $34.25.

(xxxv)      [Reserved.]

(xxxvi)      No Repossessions.  No Financed Vehicle has been repossessed prior to the Transfer Date.

(xxxvii)      Initial Payment.  The Obligor with respect to each Receivable has made at least one scheduled payment.

(xxxviii)      No Proceedings.  As of the Cutoff Date, there are no proceedings pending, or to the best of the Seller’s knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

(xxxix)      Dealer Agreement.  Each Dealer from whom the Seller purchases Receivables directly has entered into a Dealer Agreement with the Seller providing for the sale of Receivables from time to time by such Dealer to the Seller.  Each Dealer Agreement is substantially in the form attached to the Sale and Servicing Agreement as Exhibit D, except for immaterial modifications or deviations from the Dealer Agreement.  Such modifications and deviations from the Dealer Agreement will not have a material adverse effect on the Noteholders.

(xl)            Obligations Fulfilled.  To the best of its knowledge, the Seller has duly fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and assignment of the Receivables.

(xli)      No Consent.  To the best of the Seller’s knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Depositor or the Issuer or the pledge of the Receivables by the Issuer to the Indenture Trustee.

(xlii)      No Transfer Taxes.  The sale, transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Depositor, the Seller, the Issuer or the Indenture Trustee to any federal, state or local government (“Transfer Taxes”) other than Transfer Taxes which have or will be paid by the Seller as due.  In the event the Depositor, the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Depositor, the Issuer or the Indenture Trustee, or upon the Seller’s otherwise being given notice thereof by the Depositor, the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Depositor, the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Depositor, the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

(xliii)      Aggregate Balance.  The aggregate principal balance of the Receivables as of the Cutoff Date is equal to $790,051,983.87.

(xliv)      [Reserved.]

(xlv)      No Advances.  No advances have been made to Obligors in order to meet any representation and warranties herein set forth; provided, however, that Receivables may have had up to four deferments prior to the Cutoff Date, subject to the following: (A) each such deferment was made in conformity with the Seller’s “Collection and Servicing Guidelines” and (B) each deferred Receivable satisfies in all material respects all applicable requirements under the Seller’s or the Servicer’s, as applicable, credit and collection policies as of the date of its origination.

(xlvi)      Amount Financed.  At the time each Receivable was acquired from the Dealer, the Amount Financed was fully disbursed.  There is no requirement for future advances of principal thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

(xlvii)      Tape.  The computer tape from which the selection of the Receivables being acquired on the Closing Date was made available to the accountants that are providing comfort letters to the Depositor and the

Underwriters in connection with the numerical information regarding the Receivables and the Notes contained in the Preliminary Prospectus and the Final Prospectus and such information in the Preliminary Prospectus and the Final Prospectus with respect to the Receivables and the Notes was complete and accurate as of its date and includes a description of the same Receivables that are described in Schedule I to this Agreement.

(xlviii)      Insurance.  In connection with the purchase of each Receivable, the Seller required the related Dealer to supply information that a physical damage insurance policy covers the related Financed Vehicle: (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

(xlix)      Dealer Agreement Binding.  Each Dealer that sold a Receivable to the Seller has entered into a Dealer Agreement and such Dealer Agreement, together with the assignment and related documentation signed by the Dealer, constitutes the entire agreement between the Seller and the related Dealer with respect to the sale of such Receivable to the Seller.  Each such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer; there have been no material defaults by the Seller under such Dealer Agreement; the Seller has fully performed all of its obligations under such Dealer Agreement; the Seller has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the purchase price (as specified in the applicable Dealer Agreement) for such Receivable has been paid in full, other than any dealer reserve, by the Seller; and any payment owed to such Dealer by the Seller is a corporate obligation of the Seller.

(l)            Good Working Order.  Each Receivable requires the Obligor to maintain the related Financed Vehicle in good and workable order and to obtain and maintain physical damage insurance on the related Financed Vehicle subject thereto and to name the Seller as a loss payee.

(li)            No Consumer Lease.  No Receivable constitutes a “consumer lease” under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

(lii)            Valid Security Interest.  This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Conveyed Assets in favor of the Depositor, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

(liii)      Perfection.  The Seller has taken all steps necessary to perfect its security interest against the Obligors in the property securing the Receivables.

(liv)      Chattel Paper.  Each Receivable constitutes “tangible chattel paper” or “electronic chattel paper” within the meaning of the applicable UCC.

(lv)            Good and Marketable Title.  The Seller owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(lvi)      Filing of Financing Statements.  The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Depositor hereunder.

(lvii)      Other Financing Statements.  Other than the security interest granted to the Depositor pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Conveyed Assets.  The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Conveyed Assets other than any financing statement relating to the security interest granted to the Depositor hereunder or that has been terminated.  The Seller is not aware of any judgment or tax lien filings against the Seller.

(lviii)      Original Contracts.  The Seller has in its possession all original copies of the Contracts that constitute or evidence the Receivables (or, in the case of each Receivable constituting “electronic chattel paper” the custodian has “control” (as such term is used in Section 9-105 of the UCC) of each such Receivable).  The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor.  All financing statements filed or to be filed against the Seller in favor of the Depositor in connection herewith describing the Receivables contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Depositor.”

SECTION 3.03  Perfection Representations, Warranties and Covenants. The Seller hereby makes the perfection representations, warranties and covenants set forth on Schedule III hereto to the Depositor and the Depositor shall be deemed to have relied on such representations, warranties and covenants in acquiring the Receivables.

ARTICLE IV

CONDITIONS

SECTION 4.01  Conditions to Obligation of the Depositor.  The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

(a)      Representations and Warranties True.  The representations and warranties of the Seller hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

(b)      Computer Files Marked.  The Seller shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Receivables have been sold to the Depositor by the Seller pursuant to this Agreement and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the Indenture and deliver to the Depositor the Schedule of Receivables, certified by the Seller’s President, Vice President or Treasurer to be true, correct and complete.

(c)      Documents To Be Delivered by the Seller on the Transfer Date:

(i)      Evidence of UCC Filing.  On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in the State of Utah and in each other jurisdiction required by applicable law, naming the Seller, as seller or debtor, and naming the Depositor, as secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01 hereof meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor.  The Seller shall deliver to the Depositor a file-stamped copy or other evidence satisfactory to the Depositor of such filing on or prior to the Transfer Date.

(ii)      Opinions of Seller’s Counsel.  On or prior to the Closing Date, the Depositor shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Depositor.

(iii)        Other Documents.  Such other documents as the Depositor may reasonably request.

(d)      Other Transactions.  The transactions contemplated by the Sale and Servicing Agreement, the BMW FS Receivables Purchase Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

SECTION 4.02  Conditions to Obligation of the Seller.  The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

(a)      Representations and Warranties True.  The representations and warranties of the Depositor hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

(b)      Receivables Purchase Price.  On the Transfer Date, the Depositor shall have delivered to the Seller the Purchase Price.

(c)      Opinion of Counsel.  The Depositor shall have furnished to the Seller an opinion of counsel, dated the Closing Date, to the effect that:

(i)      the Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as described in the Prospectus;

(ii)      each of this Agreement, the Sale and Servicing Agreement, the BMW FS Receivables Purchase Agreement and the Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, receivership, conservatorship or similar laws relating to or affecting creditors’ rights generally or the rights of creditors, and except that such counsel need express no opinion as to the availability of equitable remedies or the enforceability of rights of indemnification for violations of federal securities laws;

(iii)        no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein or in the Sale and Servicing Agreement, the BMW FS Receivables Purchase Agreement, the Trust Agreement or the Indenture, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Notes by the Underwriters, the filing of the UCC-1 financing statements relating to the conveyance of the Receivables and the Conveyed Assets (as defined herein) by the Seller to the Depositor and of the Receivables and the Conveyed Assets (as defined in the Sale and Servicing Agreement) by the Depositor to the Issuer and of the Collateral by the Issuer to the Indenture Trustee for the benefit of the Noteholders and the filing of the UCC-1 financing statement relating to the security interests in the Eligible Investments included in the Reserve Account, and such other approvals (which shall be specified in such opinion) as have been obtained and such filings as have been made or are in the process of being made; and

(iv)       none of the issue and sale of the Notes and Certificates, the execution and delivery of this Agreement, the BMW FS Receivables Purchase Agreement, the Sale and Servicing Agreement or the Trust Agreement, the

consummation of any other of the transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under, the limited liability company agreement or certificate of formation of the Depositor or the terms of any indenture or other agreement or instrument known to such counsel and to which the Depositor is a party or by which it is bound, or any judgment, order or decree known to such counsel to be applicable to the Depositor of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Depositor.

(d)      Other Transactions.  The transactions contemplated by the Sale and Servicing Agreement, the BMW FS Receivables Purchase Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

ARTICLE V

COVENANTS OF THE SELLER AND THE DEPOSITOR

The Seller and the Depositor agree with each other, respectively, and the Indenture Trustee as follows:

SECTION 5.01  Protection of Right, Title and Interest.

(a)      Filings.  The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Depositor, the Issuer and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Issuer under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate.  The Seller shall deliver to the Depositor and the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing.  The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

(b)      Name Change.  If the Seller makes any change in its jurisdiction of organization (within the meaning of the applicable UCC), name or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor’s interest in the Conveyed Assets.

SECTION 5.02  Other Liens or Interests.  Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Conveyed Assets, and the Seller shall defend the right, title and interest of the Depositor, the Issuer and the Indenture Trustee in, to and under the Conveyed Assets against all claims of third parties claiming through or under the Seller.

SECTION 5.03  Costs and Expenses.  The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Depositor’s, the Issuer’s and the Indenture Trustee’s right, title and interest in and to the Receivables and the other property included in the Trust Estate.

SECTION 5.04  Hold Harmless.  The Seller shall protect, defend, indemnify and hold the Depositor, the Issuer, the Noteholders, the Underwriters and their respective assigns and their employees, officers and directors harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, or (iii) any failure of a Receivable to be originated in compliance with all applicable requirements of law.  These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

SECTION 5.05  Compliance with the FDIC Rule.  The Seller shall (i) perform the covenants set forth in Article XII of the Indenture applicable to it (including as “sponsor”, as defined in Section 12.01(c) of the Indenture) and (ii) facilitate compliance with Article XII of the Indenture by the FDIC Rule Parties.  So long as any outstanding Notes are secured by the Receivables sold by the Seller to the Depositor pursuant to the terms of this Agreement, this Agreement shall be treated as an official record of the Seller within the meaning of Section 13(e) of the Federal Deposit Insurance Act (12 U.S.C. Section 1823(e)).

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.01  Obligations of Seller.  The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

SECTION 6.02  Repurchase Events.

(a)      The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller’s representations and warranties contained in Section 3.02 and Section 3.03 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein shall constitute an event obligating the Seller to repurchase the Receivables to which such failure or breach is applicable from the Issuer on or before the last day of the second Collection Period following the Collection Period in which it discovers or receives notice of such failure or breach (or, at the Seller’s election the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), unless any such failure or breach shall have been cured in all material respects by such date.  In consideration of such repurchase, the Seller shall deposit or cause to be deposited, into the Collection Account, an amount equal to the Purchase Amount with respect to such Receivable on or prior to such date of such repurchase, and shall notify the Indenture Trustee and the Servicer of such deposit.  The Seller further agrees that it shall promptly deposit or cause to be deposited into the Collection Account, the Dealer Recourse Amount related to any Receivable in satisfaction of any Purchase Amount in respect of such Receivable that is due and which remains unpaid by the Seller.

(b)      The Seller shall have the option to repurchase from the Depositor, from time to time, any of the Receivables sold to the Depositor under this Agreement for the related Purchase Amount; provided, that the aggregate outstanding principal balance of all such Receivables repurchased and to be repurchased shall not exceed 2.0% of the aggregate outstanding principal balance of all of the Receivables sold to the Depositor hereunder, in each case measured as of the Cutoff Date.  If the Seller shall exercise such option, it shall deposit or cause to be deposited into the Collection Account, an amount equal to the Purchase Amount with respect to such Receivable on or prior to the date of such repurchase, and shall notify the Indenture Trustee and the Servicer of such deposit.

SECTION 6.03  Depositor Assignment of Repurchased Receivables.  With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the repurchasing Seller all of the Depositor’s right, title and interest in and to such Receivables and all security and documents relating thereto.

SECTION 6.04  Transfer to the Issuer.  The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Conveyed Assets and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Conveyed Assets to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 6.02, are intended to benefit the Issuer and the Noteholders.  The Seller hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer, including the right to require the Seller to repurchase any Receivable pursuant to Section 6.02(a), shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor, and agrees that no such party shall be obligated to exercise any such rights through the Depositor.

SECTION 6.05  Amendment.  This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to each Rating Agency.  This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the outstanding aggregate Certificate Percentage Interest (as defined in the Trust Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes or the Certificates that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes and all of the Certificates.

SECTION 6.06  Waivers.  No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement or any bill of sale shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.07  Notices.  All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President-Finance & CFO; (b) in the case of the Servicer, Administrator and Custodian, to 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President of-Finance & CFO; (c) in the case of the Seller, 2735 East Parleys Way, Suite 301, Salt Lake City, Utah 84109, Attention: BMW Bank Chief Financial Officer; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement); (e) in the case of Moody’s, to 7 World Trade Center, 250 Greenwich Street, 25th Floor, New York, New York 10007, Attention: ABS/RMBS Monitoring Department, Email: ServicerReports@moodys.com; and (f) in the case of Fitch, to One State Street Plaza, New York, New York 10004, Email: notifications.abs@fitchratings.com, Fax: 212-514-9879; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 6.08  Costs and Expenses.  The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection as against third parties of the Depositor’s, the Issuer’s and the Indenture Trustee’s right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

SECTION 6.09  Representations of the Seller and the Depositor.  The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02 and the transfers and assignments referred to in Section 6.04.

SECTION 6.10  Confidential Information.  The Depositor agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Depositor’s rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

SECTION 6.11  Headings and Cross-References.  The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  References in this Agreement to section names or numbers are to such Sections of this Agreement.

SECTION 6.12  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.13  Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 6.14  Third Party Beneficiary.  The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

SECTION 6.15  No Proceedings.  The Seller hereby covenants and agrees that it will not, at any time, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

BMW BANK OF NORTH AMERICA

By:  /s/ Kenneth H. Petersen
Name:  Kenneth H. Petersen
Title:    Chariman and President

By:  /s/ Michael A. Ferguson
Name:   Michael A. Ferguson
Title:     Chief Financial Officer

BMW FS SECURITIES LLC

By:    /s/ Dr. Ralf Edelmann
Name:  Dr. Ralf Edelmann
Title:    Treasurer

By:    /s/ Joachim Hensel
Name:   Joachim Hensel
Title:     Vice President - Finance

SCHEDULE I

Schedule of Receivables

[Delivered to the Owner Trustee at Close]

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SCHEDULE II

Location of Receivable Files

BMW Bank of North America
5550 Britton Parkway
Hilliard, Ohio 43016

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SCHEDULE III

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

          In addition to the representations, warranties and covenants contained in this Agreement, the Seller hereby represents, warrants and covenants to the Depositor as follows on the Closing Date:

General

          1.       This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Conveyed Assets in favor of the Depositor, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Seller.

          2.       The Receivables constitute “chattel paper” (including “electronic chattel paper” and “tangible chattel paper”) within the meaning of the applicable UCC.

          3.       Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Seller, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Seller, as secured party.

Creation

          4.       Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Depositor, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Depositor, the Depositor will have good and marketable title to such Receivable free and clear of any Lien.

Perfection

          5.       The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Conveyed Assets granted to the Depositor hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such “instruments” or “tangible chattel paper” and the “authoritative copy” of such “electronic chattel paper” that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Depositor.”

          6.       With respect to Receivables that constitute “instruments” or “tangible chattel paper”, such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer (in

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its capacity as custodian) is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee.

Priority

          7.       The Seller has not authorized the filing of, and is not aware of, any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by the Seller to the Depositor under the Receivables Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Depositor to the Issuer under the Sale and Servicing Agreement, (iii) relating to the security interest granted to the Indenture Trustee under the Indenture or (iv) that has been terminated.

          8.       The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

          9.       Neither the Seller nor a custodian or vaulting agent thereof holding any Receivable that is “electronic chattel paper” has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

          10.       None of the tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Issuer or the Indenture Trustee.

Survival of Perfection Representations

          11.       Notwithstanding any other provision of this Agreement or any other Basic Document, the perfection representations, warranties and covenants contained in this Schedule III shall be continuing, and remain in full force and effect until such time as all obligations under the Basic Documents and the Notes have been finally and fully paid and performed.

No Waiver

          12.       The parties to this Agreement shall provide the Rating Agencies with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Schedule III, and shall not, without satisfying the Rating Agency Condition with respect to each Rating Agency, waive a breach of any of such perfection representations, warranties or covenants.

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